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2 Forward-Looking Statements and Non-GAAP Financial Measures 2 Forward-Looking Statements. This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws, including certain plans, exceptions, goals, projections, and statements, which are subject to numerous risks, assumptions, and uncertainties. Forward-looking statements typically can be identified by the use of the words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “assume,” “plan,” “target,” “potential” or “goal” or future or conditional verbs such as “will,” “may,” “might,” “should,” “could” and other expressions which predict or indicate future events or trends and which do not relate to historical matters. Forward-looking statements are not guarantees of future performance and involve risks, uncertainties, and assumptions that are difficult for Camden National Corporation (the “Company”) to predict. The actual results, performance or achievements of the Company may differ materially from what is reflected in such forward-looking statements. The following factors, among others, could cause the Company’s financial performance to differ materially from the Company’s goals, plans, objectives, intentions, expectations and other forward-looking statements: (i) weakness in the United States economy in general and the regional and local economies within the New England region and Maine, which could result in a deterioration of credit quality, an increase in the allowance for credit losses or a reduced demand for the Company’s credit or fee-based products and services; (ii) changes in trade, monetary, and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; (iii) inflation, interest rate, market, and monetary fluctuations; (iv) ongoing competition in the labor markets and increased employee turnover; (v) the adequacy of succession planning for key executives or other personnel, and the Company’s ability to transition effectively to new members of the senior executive team; (vi) competitive pressures, including continued industry consolidation and the increased financial services provided by non-banks; (vii) deterioration in the value of the Company’s investment securities; (viii) commercial real estate vacancies and their impact on the ability of borrowers to repay their loans; (ix) volatility in the securities markets that could adversely affect the value or credit quality of the Company’s assets, impairment of goodwill, or the availability and terms of funding necessary to meet the Company’s liquidity needs; (x) changes in information technology and other operational risks, including cybersecurity, that require increased capital spending; (xi) changes in consumer spending and savings habits; (xii) changes in tax, banking, securities and insurance laws and regulations; (xiii) the outcome of pending and future litigation and governmental proceedings, including tax-related examinations and other matters; (xiv) changes in accounting policies, practices and standards, as may be adopted by the regulatory agencies as well as the Financial Accounting Standards Board, and other accounting standard setters; (xv) the effects of climate change on the Company and its customers, borrowers or service providers; (xvi) the effects of civil unrest, international hostilities, including the war in Ukraine and conflict in the Middle East, or other geopolitical events; (xvii) the effects of epidemics and pandemics; (xviii) turmoil and volatility in the financial services industry, including failures or rumors of failures of other depository institutions, which could affect the ability of depository institutions, including Camden National, to attract and retain depositors, and could affect the ability of financial services providers, including the Company, to borrow or raise capital; (xix) actions taken by governmental agencies to stabilize the financial system and the effectiveness of such actions; (xx) increases in deposit insurance assessments due to bank failures; (xxi) changes to regulatory capital requirements in response to recent developments affecting the banking sector; and (xxii) questions about the soundness of one or more financial institutions with which we do business. In addition, statements regarding the potential effects of notable national and global current events on the Company’s business, financial condition, liquidity and results of operations may constitute forward-looking statements and are subject to the risk that the actual effects may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond the Company's control. You should carefully review all of these factors, and be aware that there may be other factors that could cause differences, including the risk factors listed in our Annual Report on Form 10-K for the year ended December 31, 2023, as updated by the Company's quarterly reports on Form 10-Q and other filings with the Securities and Exchange Commission. You should carefully review the risk factors described therein and should not place undue reliance on our forward-looking statements. These forward-looking statements were based on information, plans and estimates at the date of this presentation, and we undertake no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except to the extent required by applicable law or regulation. Non-GAAP. This presentation includes certain non-GAAP financial measures. Management uses these non-GAAP financial measures for purposes of measuring our performance against our peer group and other financial institutions and analyzing our internal performance. These non-GAAP financial measures also help investors better understand the Company’s operating performance and trends and allow for better performance comparisons to other financial institutions. These measures are not a substitute for GAAP operating results and may not be comparable to non-GAAP measures used by other financial institutions. Schedules that reconcile the non-GAAP financial measures to GAAP financial information are included in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and earnings releases filed with the SEC.

3 Overview As of March 31, 2024 $5.8 billion assets $4.6 billion deposits $4.1 billion loans $2.0 billion assets under administration Largest publicly traded bank headquartered in Northern New England (parent company of Camden National Bank) Analyst Coverage: KBW (market perform) Janney (market perform) Raymond James (market perform) Stephens (market perform) NASDA: CAC As of June 13, 2024 $455.6 million market cap. 36,500 avg. daily share volume 3

4 Rewarded & Recognized Investments in talent, technology, and communities continue to drive results “World’s Best Banks” Listed by Forbes 4th Year “Best Places to Work in Maine” Best Companies Group 3rd Year Executing against integrated small business approach with local expertise and solutions “Lender at Work for Maine Award” Finance Authority of Maine 13th Year Industry-leading customer satisfaction Continued focus on developing and acquiring top talent 4

5 Deeply Engaged, Experienced Management Team Simon Griffiths President and CEO • Served as head of core banking at Citizens Bank • Joined 2023 • 22+ years of industry experience Trish Rose EVP, Retail & Mortgage Banking • 25+ years of industry experience Barbara Raths EVP, Commercial Banking • 18+ years of industry experience Mike Archer EVP, CFO • 10+ years of industry experience Garrett McKnight EVP, Managing Director, Camden National Wealth Management • 26+ years of industry experience Ryan Smith EVP, Chief Credit Officer • 28+ years of industry experience Bill Martel EVP, Chief Technology Officer • 27+ years of industry experience Andrew Forbes EVP, Chief Human Resources Officer • 1 year of industry experience Dave Ackley EVP, Chief Risk Officer • 13+ years of industry experience Renée Smyth EVP, Chief Marketing & Customer Experience Officer • 13+ years of industry experience 5

6 2023 Corporate Responsibility Highlights All data presented for the year ended or as of December 31, 2023. Proactively making life better for the people and places we serve May 2024 - introduced 8 hours of volunteer PTO. Our Investor Relations site provides a suite of ESG disclosures, including our annual Corporate Responsibility Report and SASB Index. 6

7 Why Camden National? History of strong financial performance and stable growth • Over a 10-year horizon, total return has exceeded industry peers, and total assets have grown at an 8% compounded growth rate • Strong fundamentals supported by robust capital, liquidity, and core deposits • Track record of returning capital through dividends and share repurchases • Strong credit risk culture through all economic cycles • History of successfully completing M&A Innovative community bank committed to quality growth • Focus on driving attractive new relationships and deepening existing customers • Strategic investments in technology to advance efficiencies • Enhancing customer digital platforms to increase utilization and reduce banking friction • Laser-focused customer culture, guided by a capable and experienced leadership team Proven market leader with a trusted, longstanding presence • Nearly 150 years of operating history, embedded deeply in communities served • #3 overall deposit market share in Maine, #2 in community banks(1) • #2 mortgage originator in Maine(2) • Expanding presence in higher growth markets, including Southern Maine, New Hampshire, and Northern Massachusetts 7 (1) Deposit market share data is as of 6/30/2023 (2) Mortgage origination data is as of 4/30/2024

8 May-14 May-15 May-16 May-17 May-18 May-19 May-20 May-21 May-22 May-23 May-24 CAC Proxy Peers S&P SmallCap Banks Russell2000 82% 106% 47% 78% Creating Long-Term Shareholder Value 8 Source: S&P Global. Return data shown in the above line graph and performance chart represents total return. Total return = capital appreciation + return from dividend payments. (1) Time period of 1/1/2014 – 12/31/2023 10 Year Stock price appreciation: 29.6% Average dividend yield: 3.29% • Executed over $60 million in share repurchases(1) • Returned $169 million of capital to shareholders in the form of dividend payments(1) Performance (%) 3Y 5Y 10Y CAC -24.0% -7.8% 81.8% S&P SmallCap Banks -16.6% 18.1% 78.2% CAC Proxy Peer Group -24.7% -10.8% 46.8% Russell 2000 -6.5% 47.9% 105.7% Data range: May 29, 2014 – May 29, 2024

9 Advancing technology for greater efficiency and customer experience • Near 2 million bots in production • New state-of-the-art mobile and online account opening platform scheduled to go live at year-end • Introduced “Cam,” a phone banking assistant that utilizes AI to better serve customers at their convenience • Invested in optimizing the mortgage platform to drive customer experience and improve cycle time *iOS Apple rating Driving greater digital adoption and utilization • 6% increase in mobile users YoY • 4.6 out of 5 mobile app rating* • 41% increase in Money Manager adoption YoY • 182% increase in the number of Zelle customers transacting since 4Q21 adoption Driving Innovation Across our Business Bolstering Wealth Management • Launched a NEW Wealth operating system and client online access platform • Released a NEW Wealth mobile app that clients can access from anywhere at any time • Providing Wealth Management’s thought leadership and best thinking through various customer channels to continue driving traction 9

10 Current Financial Update 10

11 1Q 2024 Financial Highlights 11 • Net income for the first quarter of 2024 was $13.3 million, an increase of $4.8 million, or 57%, compared to the fourth quarter of 2023. Over the same period, adjusted net income (non-GAAP) increased $143,000, an increase of 1%. • Strong asset quality highlighted by non-performing assets of 0.13% of total assets and loans 30-89 days past due to total loans of 0.05% • Uninsured and uncollateralized deposits were 14.8% of total deposits • Available primary liquidity was 2.1x uninsured and uncollateralized deposits • Our capital position remains strong with regulatory capital ratios well in excess of required regulatory levels • As of 6/7/24 repurchased 50,000 shares of common stock at an average price of $32.19 per share Net Income $13.3 million Diluted EPS | TBV/Share $0.91 $27.82 Return on Assets | Return on Equity 0.93% 10.77% Efficiency Ratio(1) 65.55% Non-Performing Assets to Total Assets 0.13% TCE Ratio(1) 7.12% (1) This is a non-GAAP measure. Refer to the Company’s financial information filed with the SEC for the respective period. As of or for the quarter ended March 31, 2024 unless otherwise noted

12 Year 1 NII(2) Year 2 NII(2) Up 200BP -1.91% 6.08% Base 0.00% 12.44% Down 200BP 3.53% 19.98% -5.00% 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% March 31, 2024 Up 200BP Base Down 200BP Net Interest Margin and Interest Rate Sensitivity 12 2.54% 2.40% 2.39% 2.40% 2.30% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% $- $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Net Interest Income NIM (FTE) $34.3 $32.7 $32.6 $32.7 $31.3 Recent strategy and actions • Continue to maintain disciplined loan pricing • Proactively managing deposit acquisition rates on CDs and MMDA/Savings lower in advance of expected Fed rate cuts • Took action to optimize higher-cost deposit relationships • Refinanced and expanded BTFP utilization to optimize funding cost strategy • $100 million balance sheet swap rolled off in June 2024. We estimate 6-7 basis points of benefit on earning asset yield Year 1 NII(2) Year 2 NII(2) Up 200BP -2.24% 13.52% Base 0.00% 12.93% Down 200BP 1.87% 10.96% -4.00% -2.00% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% March 31, 2023 Up 200BP Base Down 200BP (1) Assumes a flat balance sheet, no changes in asset/funding mix, and a parallel and pro-rata rate shift over a 12-month period. (2) Change is relative to Year 1 base Interest Rate Risk Position(1)

13 10% 10% 10% 10% 10% 41% 41% 41% 41% 41% 43% 43% 43% 43% 43% 6% 6% 6% 6% 6% 4.50% 4.73% 4.85% 4.96% 5.00% - 500,000 1,000,000 1,500,000 2,000,000 2,500,000 3,000,000 3,500,000 4,000,000 4,500,000 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Commercial Commercial Real Estate Residential Real Estate Home Equity and Consumer Loan Yield $4.1 $4.1 $4.1 $4.1 $4.1 Loan Portfolio 13 ($ in billions) As of March 31, 2024 • Disciplined loan pricing continues to be funded with investment cash flow • 39% of loans are adjustable or variable rate • 21% of loans reprice within 12 months • YoY loan beta of – 62%

14 11% 16% 16% 15% 26% 16% Other Nonresidential Buildings 1-4 Family Industrial / Warehouse Retail Store Multi-Family / Apartments 51% 12% 6% 5% 3% 3% 3% 3% 14% Real Estate Investment Lodging Retail Trade Health Care / Social Asst. Finance / Insurance Wholesale Trade Construction Manufacturing Other (16 Industries <3%) Commercial Diversification 14 CRE and Commercial Loans by Industry (as of 3/31/24) Commercial Real Estate • 60% of real estate is located in Maine, 22% in New Hampshire, and 12% in Massachusetts • 83% non-owner occupied, 17% owner occupied Office Loans • Office loans represent 4% of total loans and 10% of the commercial real estate portfolio • Projects require significant cash equity requirements, LTV minimum of 75% - 80% at origination, and requests for guarantors $2.1 Billion $1.1 Billion

15 89% 89% 89% 92% 92% 8% 8% 8% 5% 5% 3% 3% 3% 3% 3% 2.19% 2.21% 2.26% 2.48% 2.59% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% - 0,000 0,000 0,000 0,000 0,000 0,000 0,000 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Agency Backed Municipal Corporate Bonds Investment Yield $1.3 $1.3 $1.3 $1.3 $1.2 • As of 3/31/24, 92% of the portfolio was agency-backed • Cashflow from investments expected to be $132 million over the next 12 months, which are being used to fund loan growth • Sold $137 million of securities in the second half at a pre-tax loss of $10.3 million to reposition the balance sheet. Proceeds from both sales were used to reinvest in higher-yielding securities and to pay down borrowings Investments/Total Assets Securities Portfolio 15 Reported at book value. ($ in billions) 23% 23% 22% 22% 22%

16 22% 21% 22% 21% 21% 35% 35% 34% 34% 33% 30% 29% 29% 30% 30% 8% 10% 12% 13% 13% 5% 5% 3% 2% 3% 1.22% 1.48% 1.67% 1.87% 1.97% - 1,000,000 2,000,000 3,000,000 4,000,000 5,000,000 00% 50% 00% 50% 00% 50% Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Noninterest Checking Interest Checking Savings/Money Market CDs Brokered Deposits Deposit Cost (excl. brokered) $4.6 $4.7 $4.7 $4.6 $4.6 • Cumulative cycle deposit beta (excl. brokered) – 35% • Customers with <$1mm in balances made up 65% of adjusted total deposits(1) • $3.9 billion of non-maturity deposits (incl. brokered) at an average cost of 1.77% • 38% of non-maturity deposits (incl. brokered) are indexed or exception-priced Deposit Composition and Cost 16 ($ in billions) As of or for the quarter ended March 31, 2024 (1) This is a non-GAAP financial measure. Refer to the Company’s financial information filed with the SEC for the respective period. Loan to deposit Ratio 88% 87% 87% 89% 91%

17 Diversified Fee Income 17 30% 30% 30% 32% 28% 18% 19% 20% 19% 20% 27% 29% 27% 26% 29% 7% 6% 6% 9% 8% 18% 16% 17% 14% 15% 22% 24% 24% 25% 25% - 2,000 4,000 6,000 8,000 10,000 12,000 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Debit Card Income Service Charges on Deposit Accounts Fiduciary and Brokerage Income Mortgage Banking Income Other Income % of Total Revenue $9.9 $10.1 $10.4 $11.0 $10.3 ($ in millions) • Assets under administration of $2.0 billion, up 12% year-over- year • The company sold 50% of residential mortgages it originated through the first three months, compared to 40% for the same period in 2023 • 50% of the committed residential real estate loan portfolio was designated for sale As of March 31, 2024 Figures exclude impact from gain/loss on sale of securities.

18 $26.2 $27.1 $26.2 $27.8 $27.4 1.84% 1.90% 1.83% 1.95% 1.91% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Operating Expense Overhead Expense Ratio (CAC) Driving Efficiency and Scale 18 ($ in millions) Efficiency Ratio 59% 63% 61% 63% 66% Efficiency ratio is a non-GAAP measure. Refer to the Company’s financial information filed with the SEC for the respective period. Overhead Expense Ratio = Annualized Non-interest Expense / Average Assets. • Disciplined expense control highlighted by Q1 24 overhead expense ratio of 1.91% versus our proxy peer average of 2.11% • 5-year expense CAGR of 3% • Balanced approach to investing in the franchise while maintaining efficient operations • Efforts underway to enhance processes to drive efficiency and scale, including technology/software, digital channels, and RPA

19 Capital and Credit 19 TCE ratio(1) and CET1 ratio Criticized and classified loans / Total loans Net charge-offs to average loans(2) 7.3x 7.1x 5.5x 5.0x 4.7x • Credit quality continues to be in pristine condition with criticized and classified loans at 1.13% of total loans and NCOs to average loans of 0.02% as of 3/31/24 • At 3/31/24, net unrealized losses on investments were ($128) million • All regulatory capital ratios would continue to exceed regulatory requirements if investment losses were realized 0.91% 0.90% 0.90% 0.90% 0.86%ACL / Loans (1) This is a non-GAAP financial measure. (2) Figures are annualized 1.60% 1.13% 1.06% 1.13% 1.13% Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 6.56% 6.58% 6.47% 7.11% 7.12% Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Tangible Common Equity Ratio(1) Common equity tier 1 risk-based capital ratio 11.90% 11.92% 12.16% 12.31% 12.51% ACL / NPL 0.02% 0.04% 0.01% 0.04% 0.02% Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24